UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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SRA INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SRA INTERNATIONAL, INC. ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

4300 FAIR LAKES COURT FAIRFAX, VA 22033

Stockholder Meeting to be held on 10/30/08
Proxy Materials Available
Notice and Proxy Statement Annual Report to Stockholders Form 10-K

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	10/30/08
Meeting Time:	8:30 a.m. EDT
For holders as of:	09/01/08

Meeting Location:
Hilton Mclean Tysons Corner
7920 Jones Branch Drive
McLean, Virginia 22102

Meeting Directions:
For Meeting Directions Please Call:
703-847-5000

How To Vote
Vote In Person
If you plan to attend the stockholder meeting in person, at the meeting you will need to request a ballot to vote these shares.

Vote By Internet
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items

The Board of Directors recommends a vote FOR the election of the nominees named below.

1.

To elect the following four (4) persons to serve as Class I directors until the Annual Meeting of Stockholders held in 2011 and until their successors are duly elected and qualified.

Nominees:
01) John W. Barter
02) Larry R. Ellis
03) Miles R. Gilburne
04) Gail R. Wilensky

The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.

2.	To ratify the selection by the Audit and Finance Committee of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009.